Recipient: _____________________________________________

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.

SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT

This Subscription Agreement (this “Subscription Agreement”) by and between Fusion Telecommunications International, Inc., a Delaware Corporation (the “Company”), and the Subscriber(s) whose name appears on the signature page to this Subscription Agreement (“Subscriber”).

This Subscription Agreement is executed and delivered in connection with the offering of up to 60 units (“Units”), each Unit consisting of (a) shares of Fusion’s common stock (the “Shares”), par value $.01 per share (“Common Stock”), (b) Class A Common Stock Purchase Warrants (“Class A Warrants”) and (c) Class B Common Stock Purchase Warrants (“Class B Warrants” and together with the Class A Warrants, the “Warrants”).  The purchase price for each Unit is $100,000 for gross proceeds of the Offering of up to $6,000,000.

Each Unit consists of (a) a number of Shares to be determined by dividing $100,000 by the average closing price of the Common Stock on the Over-the-Counter Bulletin Board (“OTCBB”) over the five-trading days immediately preceding the closing of the Offering at which Subscriber’s subscription is accepted (the “Share Price”), (b) Class A Warrants to purchase a number of shares of Common Stock as is equal to 25% of the number of Shares included in the Unit, exercisable for five-years at an exercise price equal to 125% of the Share Price, and (c) Class B Warrants to purchase a number of shares of common stock as is equal to 25% of the number of Shares included in the Unit, exercisable for five-years at an exercise price equal to 150% of the Share Price. Due to fluctuations in the market price for Fusion’s Common Stock, the number of Shares and Warrants comprising each Unit will fluctuate depending on the market price for our Common Stock. The Units and the Warrants are sometimes collectively hereinafter referred to as the “Securities” and the Common Stock issuable upon exercise of the Warrants is sometimes hereinafter referred to as the “Warrant Shares.”

 The Company is offering the Units through Aegis Capital Corporation as Placement Agent (the “Placement Agent”), on an “all-or-none” basis with respect to 10 Units and, thereafter, on a “best efforts” basis until all of the Units are sold or the Offering period terminates, whichever occurs first. Pending receipt and acceptance of subscriptions for Units, subscription proceeds will be held in escrow with Signature Bank (the “Escrow Agent”). In the event subscriptions for 10 Units have not been received and accepted prior to termination of the Offering period, all subscription funds will be returned to subscribers, without interest or deduction. The Placement Agent may utilize the services of a selling group consisting of members of FINRA to assist in the sale of the Units, and pay usual and customary compensation in connection with such sales. The Company and the Placement Agent reserve the right to increase the size of the Offering by an additional 12 Units (the “Additional Units”) without notice to subscribers or investors.

The Offering and the Securities are more fully described in the Company’s Confidential Term Sheet dated ____________(the “Term Sheet”).  The Form of Warrant is attached as Exhibit “C” to the Term Sheet.

A.            General.

1.       Subscriber hereby subscribes for and agrees to purchase from the Company, and the Company agrees to sell to Subscriber, the dollar amount of Securities set forth on the signature page hereof.

2.       Subscriber herewith tenders to the Escrow Agent the entire amount of the purchase price by check made payable to the order of “______________, as Escrow Agent for Fusion Telecommunications International, Inc.” and sent to:

_________________

_________________

_________________

Or Subscriber has paid the purchase price by wire transfer of immediately available funds to:

Bank Name:                ______________

ABA Number:             ____________

Swift code:                   ____________

Account Number:

Account Name:           ______________, as Escrow Agent for Fusion Telecommunications                                                          International, Inc.

Re:                                  Private Placement (SUBSCRIBER’S NAME)

Amount:                        $__________________

3.       Subscriber herewith delivers a completed and signed Subscription Agreement and completed and signed Qualified Purchaser Questionnaire (“Qualified Purchaser Questionnaire”) for Securities of the Company to:

             _______________________

             _______________________

             _______________________

Attn:    _______________________

              _______________________

4.       An initial closing of the Offering will take place once subscriptions for 10 Units have been received. Thereafter, closings will be held on every second Monday during the Offering period (or on the next banking day if such Monday is a banking holiday), provided that there are funds in the escrow account. However an interim closing may take place on the Monday between scheduled closings (or on the next banking day if such Monday is a banking holiday), if there is more than $250,000 in the escrow account. However, until such time as Subscriber’s subscription is accepted and a closing of the purchase and sale of the Securities being subscribed to by Subscriber takes place, Subscriber will not have access to its subscription funds and will not be a Stockholder of the Company.

5.       In the event the Company elects, in its sole discretion, to accept Subscriber’s payment of the purchase price for the Securities by check and includes Subscriber in a closing of the Offering prior to the time that Subscriber’s subscription payment becomes available to the Company in cleared US dollars (“Cleared Funds”), the Company will treat Subscriber’s check as an obligation to pay the Company the amount of the check, with such obligation being satisfied when Cleared Funds are available to the Company The Company will not be required to deliver certificates evidencing Securities to Subscriber until we receive payment for the Securities in Cleared Funds; and we will retain a purchase money security interest in the Securities until we receive Cleared Funds or determine in our sole discretion to rescind the subscription due to lack of Cleared Funds. Subscriber understands that the holding period for the Shares under Rule 144 will not commence until the closing occurs and the Company receives payment for the Shares in Cleared Funds.

6.        The Company, in its sole discretion, may accept payment of the subscription price for the Securities offered hereby in other forms of payment acceptable to the Company, including without limitation, the conversion and/or partial or full satisfaction of any type of indebtedness of the Company.

B.            Securities offered have not been registered under the Securities Act of 1933, as amended

Subscriber acknowledges that (i) the Securities have not been registered under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “1933 Act”), or the securities laws of any state; (ii) absent registration, any resale or other transfer of the Securities must be made in compliance with the 1933 Act; (iii) the Securities are being offered for sale in reliance upon exemptions from registration contained in the 1933 Act and applicable state laws; and (iv) the Company's reliance upon such exemption is based in part upon Subscriber's representations, warranties and agreements contained in this Subscription Agreement and in the Qualified Purchaser Questionnaire that Subscriber is also delivering to the Company. Moreover, the Company has not agreed to register the Securities under the 1933 Act or the securities laws of any state.

C.            Representations, Warranties, Acknowledgements and Agreements

In order to induce the Company to accept this Subscription Agreement, Subscriber represents, warrants, acknowledges and covenants to the Company as follows:

1.       Subscriber understands that (i) this Subscription Agreement may be accepted or rejected in whole or in part by the Company in its sole and absolute discretion, and (ii) this Subscription Agreement shall survive Subscriber's death, disability or insolvency, except that Subscriber shall have no obligation in the event that this Subscription Agreement is rejected by the Company.  In the event that the Company does not accept Subscriber's subscription, or if the Offering is terminated for any reason, Subscriber's subscription payment (or portion thereof, as the case may be) will be returned to Subscriber without interest or deduction.

2.       Subscriber has carefully read this Subscription Agreement, the Qualified Purchaser Questionnaire, and the Term Sheet, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2009 (including, without limitation, the risks set forth under the heading “Risk Factors”), which are attached as exhibits to the Term Sheet (collectively, the “Offering Materials”).  In making the decision to invest in the Securities, Subscriber has relied solely upon the information provided by the Company in the Offering Materials.  To the extent necessary, Subscriber has discussed with his, her, or its counsel the representations, warranties and agreements which Subscriber makes by signing this Subscription Agreement, the applicable limitations upon Subscriber's resale of the Securities, and the investment, tax and legal consequences of this Subscription Agreement.  Subscriber disclaims reliance on any statements made or information provided by any person or entity in the course of Subscriber’s consideration of an investment in the Securities other than the Offering Materials.

3.       Subscriber understands that no federal or state agency has made any finding or determination regarding the fairness of the Offering, or any recommendation or endorsement of the Securities.

4.       Subscriber is purchasing the Securities for Subscriber's own account, with the intention of holding the Securities for investment purposes, with no present intention of dividing or allowing others to participate in this investment or of reselling or otherwise participating, directly or indirectly, in a distribution of the Securities; and Subscriber agrees not to make any sale, transfer or other disposition of the Securities without registration under the 1933 Act and applicable state securities laws unless counsel acceptable to the Company is of the opinion that such registration is not required. Subscriber is not acquiring the Securities, or any interest therein, on behalf of another person and Subscriber, if an entity, was not formed for the purpose of purchasing the Securities.

5.       Subscriber's overall commitment to investments which are not readily marketable is not disproportionate to Subscriber's net worth, and Subscriber's investment in the Securities will not cause such overall commitment to become excessive.

6.       Subscriber, if an individual, has adequate means of providing for his or her current needs and personal and family contingencies and has no need for liquidity in his or her investment in the Securities.

7.       Subscriber is an “Accredited Investor” as that term is defined in Rule 501(a) under Regulation D promulgated by the Securities and Exchange Commission (the “SEC”) under the 1933 Act.  Subscriber is financially able to bear the economic risk of this investment, including the ability to afford holding the Securities for an indefinite period or to afford a complete loss of this investment.

8.       The address shown on the signature page to this Subscription Agreement is Subscriber's principal residence if he or she is an individual, or its principal business address if a corporation or other entity.

9.       Subscriber, together with any offeree representatives of Subscriber (as identified in the Qualified Purchaser Questionnaire) has such knowledge and experience in financial business matters as to be capable of evaluating the merits and risks of an investment in the Securities.  Subscriber acknowledges that the Offering Materials may not contain all information that is necessary to make an investment decision with respect to the Company and the Securities and that Subscriber must rely on his, her or its own examination of the Company and the terms and conditions of the Offering prior to making any investment decision with respect to the Securities.

10.    Subscriber has been given the opportunity to ask questions of and receive answers from the Company and its executive officers concerning the business and operations of the Company and the terms, provisions, and conditions of the Offering and to obtain any such additional information that Subscriber deems necessary or advisable to verify the accuracy of the information contained in the Term Sheet, or such other information as Subscriber desired in order to evaluate an investment in the Company; and Subscriber availed himself, herself or itself of such opportunity to the extent considered appropriate in order to evaluate the merits and risks of the proposed investment.

11.    Subscriber has made an independent evaluation of the merits of the investment and acknowledges the highly speculative nature of an investment in the Securities including, without limitation, the information under “Risk Factors” in the Term Sheet.

12.    The information provided by Subscriber in the Qualified Purchaser Questionnaire is true, complete and accurate and Subscriber has duly executed and delivered such Qualified Purchaser Questionnaire and any applicable exhibits thereto.

13.

                                                         i.            Subscriber understands that the Securities have not been registered under the 1933 Act or any state securities laws in reliance on exemptions for private offerings (and the Company has not provided any undertaking to register the Securities under the 1933 Act); and that the Securities cannot be resold or otherwise disposed of unless they are subsequently registered under the 1933 Act and applicable state securities laws or an exemption from registration is available.  The certificate(s) representing the Securities will bear a legend substantially similar to the legend set forth immediately below until (i) such Securities shall have been registered under the 1933 Act and effectively disposed of in accordance with a registration statement, or (ii) in the opinion of counsel reasonably satisfactory to the Company such securities may be sold without registration under the 1933 Act:

“These securities have not been registered under the securities act of 1933, as amended (the "1933 act"), or the "blue sky" or securities laws of any state and may not be offered, sold, pledged, hypothecated, assigned or transferred except (i) pursuant to a registration statement under the 1933 act which has become effective and is current with respect to these securities, or (ii) pursuant to a specific exemption from registration under the 1933 act but only upon a holder thereof first having obtained the written opinion of counsel reasonably satisfactory to the company, that the proposed disposition is consistent with all applicable provisions of the 1933 act as well as any applicable "blue sky" or similar securities laws."

                                                        ii.            Subscriber understands that the Company has not undertaken to register the Securities offered hereby under the 1933 Act or any state securities laws; and, accordingly, Subscriber may have to hold the Securities indefinitely and it may not be possible for Subscriber to liquidate his, her or its investment in the Company at the time Subscriber desires to do so. Subscriber has been advised to refrain from purchasing the Securities unless he, she or it can afford a complete loss of his, her or its investment and bear the burden of such loss for an indefinite period of time.

14.    Subscriber, if an individual, is at least 21 years of age.

15.    If at any time prior to issuance of the Securities to Subscriber, any representation or warranty of Subscriber shall no longer be true, Subscriber promptly shall give written notice thereof to the Company specifying which representations and warranties are not true and the reason therefore, whereupon Subscriber's subscription may be rejected by the Company in whole or in part.

16.    Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, all of the terms, provisions, and conditions hereof shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to its conflict of laws principles.  Any dispute that may arise out of or in connection with this Subscription Agreement shall be adjudicated before a court located in New York City and the parties hereto submit to the exclusive jurisdiction and venue of the state and local courts of the State of New York located in New York City and of the federal courts in the Southern District of New York with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Subscription Agreement or any acts or omissions relating to the sale of the Securities, and Subscriber consents to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as Subscriber shall furnish in writing to the Company.

17.    Subscriber hereby waives trial by jury in any action or proceeding involving, directly or indirectly, any matter (whether sounding in tort, contract, fraud or otherwise) in any way arising out of or in connection with this subscription agreement or subscriber's purchase of the securities.

18.    Subscriber acknowledges that he, she or it understands the meaning and legal consequences of the representations, warranties and acknowledgments contained in this Subscription Agreement and in the Qualified Purchaser Questionnaire, and hereby agrees to indemnify and hold harmless the Company, and each of its stockholders, officers, directors, affiliates, controlling persons, agents and representatives, from and against any and all loss, damage, expense, claim, action, suit or proceeding (including the reasonable fees and expenses of legal counsel) as incurred arising out of or in any manner whatsoever connected with (i) a breach of any representation or warranty of Subscriber contained in this Subscription Agreement or in the Qualified Purchaser Questionnaire (ii) any sale or distribution by Subscriber in violation of the 1933 Act or any applicable state securities laws or (iii) any untrue statement of a material fact made by Subscriber and contained herein or in the Qualified Purchaser Questionnaire, or omission to state herein or in the Qualified Purchaser Questionnaire, a material fact necessary in order to make the statements contained herein or in the Qualified Purchaser Questionnaire, in light of the circumstances under which they were made, not misleading. Subscriber acknowledges that such damage could be substantial since (a) the Securities are being offered without registration under the 1933 Act in reliance upon the exemption pursuant to Section 4(2) and/or Regulation D of the 1933 Act for transactions by an issuer not involving a public offering and, in various states, pursuant to exemptions from registration, (b) the availability of such exemptions is, in part, dependent upon the truthfulness and accuracy of the representations made by Subscriber herein and in its Qualified Purchaser Questionnaire, and (c) the Company will rely on such representations in accepting Subscriber's Subscription Agreement.

19.    Subscriber is not subscribing for the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, any seminar or meeting, or any solicitation of a subscription by a person not previously known to Subscriber in connection with investments in securities generally.

20.    Unless otherwise indicated on a separate sheet of paper that details any such affiliation submitted by Subscriber to the Company along with this completed Subscription Agreement, Subscriber is not affiliated directly or indirectly with a member broker-dealer firm of the National Association of Securities Dealers, Inc. As an employee, officer, director, partner or shareholder or as a relative or member of the same household of an employee, director, partner or shareholder of an NASD member broker-dealer firm.

21.    Except as expressly provided herein, this Subscription Agreement contains the entire agreement between the parties with respect to the transactions contemplated hereunder and may be amended only by a writing executed by all of the parties hereto.  Subscriber represents that he, she or it has full power and authority (corporate, statutory or otherwise) to execute and deliver this Subscription Agreement and the other Offering Materials to which Subscriber is a party and to purchase the Securities.  The execution, delivery and performance of this Subscription Agreement and the Qualified Purchaser Questionnaire will not:  (i) violate, conflict with or result in a default under any provision of the Certificate or By-Laws (or analogous organizational documents), if any, of  Subscriber; or (ii) violate or result in a violation of, or constitute a default (whether after the giving of notice, lapse of time or both) under, any provision of any law, regulation or rule, or any order of, or any restriction imposed by any court or other governmental agency applicable to Subscriber, except for those which do not, or are not reasonably likely to, adversely affect Subscriber’s ability to perform its obligations under this Subscription Agreement and the Qualified Purchaser Questionnaire and to consummate the transactions contemplated hereby and thereby.  This Subscription Agreement constitutes the legal, valid and binding obligation of Subscriber, enforceable against Subscriber in accordance with its terms.  This Subscription Agreement supersedes all prior arrangements or understandings with respect thereto, whether oral or written.  The terms and conditions of this Subscription Agreement shall inure to the benefit of and be binding upon the parties and their respective successors, heirs and assigns.

22.    Subscriber understands that the Company intends to use the net proceeds from the Offering for, among other things, sales and marketing, capital expenditures, and other corporate and working capital purposes.

23.    In order to induce Subscriber to execute and deliver this Subscription Agreement, the Company represents, warrants, and covenants to Subscriber as follows:

a.       The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is not in violation of any of the provisions of its Articles of Incorporation, by-laws or other organizational or charter documents including, but not limited to, all documents setting forth and/or establishing the terms, rights, conditions and/or limitations of any of the Company’s capital stock.  The Company is duly qualified to conduct business and is in good standing as a foreign limited liability company in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not result in a material adverse effect on the Company or its operations.

b.       The execution, delivery and performance by the Company of this Subscription Agreement and the Offering and sale of Shares to accredited investors contemplated hereby shall, assuming the representations and warranties of Subscriber are correct, be in compliance with the exemptions from registration set forth in Regulation D and/or Section 4(2) of the 1933 Act and applicable state securities “blue sky” laws, and the Company, in reliance on the representations and warranties of Subscriber, shall make all filings required to qualify for such exemptions.  No additional permit, license, exemption, consent, authorization or approval of, or the giving of any notice by the Company to, any governmental or regulatory body, agency or authority is required in order for the Company to execute, deliver and perform its obligations hereunder, which has not been made, or will not when required be made, by the Company.  No notice by the Company to any third party, and no consent or approval of any third party, of the Company’s execution, delivery and performance of this Subscription Agreement is required which has not been given or obtained.

c.        The Company has the requisite power and authority to execute and deliver this Subscription Agreement, and perform its obligations herein, and consummate the transactions contemplated hereby. Upon the acceptance of Subscriber’s subscription by the Company and the execution of this Subscription Agreement by the Company, this Subscription Agreement will be a valid, legal and binding obligation of the Company enforceable against the Company in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether such enforcement is considered in a proceeding at law or at equity).

d.       The Company has reserved a sufficient number of Shares of Common Stock for issuance upon exercise of the Warrants included in the Securities subscribed to hereunder.

e.        The Shares and the Warrants have been duly authorized and when issued in accordance with the terms hereof will be validly issued, fully paid and non-assessable. The Warrant Shares have been duly authorized and when paid for and issued in accordance with the terms of the Warrants, will be validly issued, fully paid and non-assessable.

D.            No Registration Rights Granted

The Company has not undertaken to register the Shares, Warrants or Warrant Shares under the 1933 Act. Subscriber understands that the Securities offered hereby are not freely tradable, are subject to significant restrictions on transfer, and may only be resold, transferred, assigned or otherwise disposed of in accordance with the provisions of the 1933 Act, including Rule 144 thereunder.

E.            Notice Provisions

Any and all notices, demands or requests required or permitted to be given under this Subscription Agreement shall be given in writing and sent, by registered or certified U.S. mail, return receipt requested, by facsimile transmission with proof of electronic transmission, by hand, or by overnight courier, addressed to the parties hereto at their addresses set forth above or such other addresses as they may from time‑to‑time designate by written notice, given in accordance with the terms of this Section E, together with copies thereof as follows:

In the case of the Company to:

Fusion Telecommunications International, Inc.

420 Lexington Avenue, Suite 1718

New York, NY 10170

Attn:  Gordon (Don) Hutchins, Jr., President and COO

With a copy to:

Fusion Telecommunications International, Inc.

1475 West Cypress Creek Road, Suite 204

Ft. Lauderdale, FL 33309

Attn:  Maria Wagner, Controller

In the case of Subscriber, to the address of Subscriber on the signature page to this Agreement.

Notice given as provided in this Section shall be deemed effective:  (i) on the business day hand delivered (or, if it is not a business day, then the next succeeding business day thereafter), (ii) on the first business day following the sending thereof by overnight courier, and (iii) on the seventh calendar day (or, if it is not a business day, then the next succeeding business day thereafter) after the depositing thereof into the exclusive custody of the U.S. Postal Service.  As used herein, the term business day (other than Saturday or Sunday) shall mean any day when commercial banks are open in the State of New York to accept deposits.

G.            Miscellaneous.

1.    This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns.  This Subscription Agreement sets forth the entire agreement and understanding between the parties as to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

2     No term or provision contained herein may be modified, amended or waived except by written agreement or consent signed by the party or parties to be bound thereby.  A waiver by either party of a breach of any provision of this Subscription Agreement shall not operate, or be construed, as a waiver of any subsequent breach by that same party.

3     Subscriber acknowledges that the subscription made hereby is not binding upon the Company until the Company accepts it.  The Company has the right to accept or reject this subscription in whole or in part in its sole and absolute discretion.  If this subscription is rejected in whole, the Company shall return the Purchase Price to Subscriber, without interest or deduction, and the Company and Subscriber shall have no further obligation to each other by reason of this Subscription Agreement or the subscription made hereby.

OFFERING INFORMATION, LEGENDS, AND NOTICES

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN APPROVED BY THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”), OR ANY STATE SECURITY AUTHORITY.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

IT IS INTENDED THAT THE SECURITIES OFFERED HEREBY WILL BE MADE AVAILABLE TO ACCREDITED INVESTORS, AS DEFINED IN REGULATION D AND RULE 501 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).

THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE ACT AND ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND APPLICABLE STATE SECURITIES LAWS FOR NONPUBLIC OFFERINGS. SUCH EXEMPTIONS LIMIT THE NUMBER AND TYPES OF INVESTORS TO WHICH THE OFFERING WILL BE MADE AND RESTRICT SUBSEQUENT TRANSFERS OF THE INTERESTS.

THE COMPANY HAS NOT AGREED TO REGISTER THE SECURITIES OFFERED HEREBY UNDER THE ACT AND, ACCORDINGLY, SUCH SECURITIES MAY ONLY BE RESOLD, TRANSFERRED, ASSIGNED OR OTHERWISE DISPOSED OF IF, IN THE OPTION OF COUNSEL SATISFACTORY TO THE COMPANY, REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

THE SECURITIES OFFERED HEREBY SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN AFFORD TO SUSTAIN A LOSS OF THEIR ENTIRE INVESTMENT. INVESTORS WILL BE REQUIRED TO REPRESENT THAT THEY ARE FAMILIAR WITH AND UNDERSTAND THE TERMS OF THIS OFFERING.

THE OFFEREE, BY ACCEPTING DELIVERY OF THE OFFERING MATERIALS, AGREES TO RETURN THE OFFERING MATERIALS AND ALL ACCOMPANYING OR RELATED DOCUMENTS TO THE COMPANY UPON REQUEST IF THE OFFEREE DOES NOT AGREE TO PURCHASE ANY OF THE SECURITIES OFFERED HEREBY.

ANY OFFERING MATERIALS SUBMITTED IN CONNECTION WITH THE PRIVATE PLACEMENT OF THE SECURITIES DO NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN ANY JURISDICTION IN WHICH SUCH AN OFFER OR SOLICITATION IS NOT AUTHORIZED.  ANY REPRODUCTION OR DISTRIBUTION OF ANY OFFERING MATERIALS IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF THEIR CONTENTS, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, IS PROHIBITED. ANY PERSON ACTING CONTRARY TO THE FOREGOING RESTRICTIONS MAY PLACE HIM/HERSELF AND THE COMPANY IN VIOLATION OF FEDERAL OR STATE SECURITIES LAWS.

NASAA UNIFORM LEGEND

IN MAKING AN INVESTMENT DECISION INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED.  THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY.  FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT.  ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.  THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THERE FROM.  INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

STATE NOTICES

FOR RESIDENTS OF FLORIDA

EACH FLORIDA RESIDENT WHO SUBSCRIBES FOR THE PURCHASE OF SECURITIES HEREIN MAY HAVE THE RIGHT, TO THE EXTENT PROVIDED IN SECTION 517.061(11)(A)(5) OF THE FLORIDA SECURITIES ACT, TO WITHDRAW HIS SUBSCRIPTION FOR THE PURCHASE AND RECEIVE A FULL REFUND OF ALL MONIES PAID.  SUCH RIGHT OF WITHDRAWAL MAY BE EXERCISED PRIOR TO THE EXPIRATION OF THREE (3) BUSINESS DAYS AFTER THE LATER TO OCCUR OF (A) PAYMENT OF THE PURCHASE HAS BEEN MADE TO THE COMPANY, ITS AGENT, OR AN ESCROW AGENT OR (B) COMMUNICATION OF THE RIGHT OF WITHDRAWAL TO THE FLORIDA RESIDENT.  WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON.  TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS OF THE COMPANY SET FORTH HEREIN INDICATING HIS INTENTION TO WITHDRAW.

SUCH LETTER OR TELEGRAM SHOULD BE SET AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THIRD BUSINESS DAY.  IT IS ADVISABLE TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME IT WAS MAILED.  IF THE REQUEST IS MADE ORALLY, IN PERSON OR BY TELEPHONE TO AN OFFICER OF THE COMPANY, A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED.

FOR RESIDENTS OF ALL OTHER STATES:

THE COMPANY HAS NOT AGREED TO REGISTER THE SECURITIES OFFERED. THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS.  THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THERE FROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THIS CONFIDENTIAL TERM SHEET.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

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SIGNATURE PAGE FOR:

INDIVIDUAL INVESTOR

IN WITNESS WHEREOF, this Subscription Agreement has been executed by Subscriber and by the Company on the respective dates set forth below.

Signature                                                                                                 Signature (If Purchased Jointly)

Print Name                                                                                              Print Name

Date:                                                                                                        Date:

Social Security #                                                                                     Social Security #

Residential Address                                                                                Residential Address                                                                               ________________________________________________

Telephone #                                                                                           Telephone #

Fax #                                                                                                       Fax #

Email:                                                                                                      Email:

EXACTName in which Securities are to be issued:

Purchase Price: $

Form of Joint Ownership (if applicable):                ☐JTTEN             ☐JTWROS                        ☐JTTIC

☐           OTHER:

SIGNATURE PAGE FOR:

PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY OR TRUST

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date set forth below:

Name of Partnership, Corporation, and Limited Liability Company or Trust

By:                                                                                                         Federal Tax ID Number

Name:                                                                                                    State of Organization

Title:

Date:

Principal Business Address:

Attn;

Telephone:

Fax:

Email:

EXACT Name in which Securities are to be issued:

Purchase Price: $

SIGNATURE PAGE FOR:

SUBSCRIPTION AGREEMENT ACCEPTANCE

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC., a Delaware corporation

By:

Printed Name:                             __________________________________

Title:                                             __________________________________

Dated:

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